Exhibit 10.4

EMBRAER-190

PURCHASE AGREEMENT DCT- 025/2003

between

EMBRAER - EMPRESA BRASILEIRA DE AERONÁUTICA S.A.

and

JETBLUE AIRWAYS CORPORATION

INDEX

ARTICLE

1.	DEFINITIONS
2.	SUBJECT
3.	PRICE
4.	PAYMENT
5.	DELIVERY
6.	CERTIFICATION
7.	ACCEPTANCE AND TRANSFER OF OWNERSHIP
8.	STORAGE CHARGE
9.	DELAYS IN DELIVERY
10.	INSPECTION AND QUALITY CONTROL
11.	CHANGES
12.	WARRANTY
13.	PRODUCT SUPPORT PACKAGE
14.	ASSIGNMENT
15.	RESTRICTIONS AND PATENT INDEMNITY
16.	MARKETING PROMOTIONAL RIGHTS
17.	TAXES
18.	APPLICABLE LAW
19.	JURISDICTION
20.	TERMINATION
21.	OPTION FOR THE PURCHASE OF ADDITIONAL AIRCRAFT
22.	NOTICES
23.	CONFIDENTIALITY
24.	PRESS RELEASE AND ANNOUNCEMENTS:
25.	SEVERABILITY
26.	NON-WAIVER
27.	INTEGRATED AGREEMENT
28.	NEGOTIATED AGREEMENT
29.	COUNTERPARTS
30.	ENTIRE AGREEMENT
31.	REPRESENTATIONS AND WARRANTIES

ATTACHMENTS

A                                       AIRCRAFT CONFIGURATION, FINISHING AND REGISTRATION MARKS

B                                       FERRY EQUIPMENT AND PRODUCT SUPPORT PACKAGE

C                                       WARRANTY CERTIFICATE - MATERIAL AND WORKMANSHIP

D                                       PRICE ESCALATION FORMULA

E                                         ***

F                                         ***

G                                       ***

H                                       PERFORMANCE GUARANTEE

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PURCHASE AGREEMENT DCT- 025/2003

THIS AGREEMENT IS ENTERED INTO THIS 9TH DAY OF JUNE, 2003, BY AND BETWEEN EMBRAER - EMPRESA BRASILEIRA DE AERONÁUTICA S.A. AND JETBLUE AIRWAYS CORPORATION, FOR THE PURCHASE AND SALE OF EMBRAER AIRCRAFT.

THE SALE COVERED BY THIS AGREEMENT SHALL BE GOVERNED SOLELY BY THE TERMS AND CONDITIONS HEREIN SET FORTH, AND IN THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE, AS WELL AS BY THE PROVISIONS SET FORTH IN THE ATTACHMENTS HERETO.

THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS AND UNTIL IT IS SIGNED BY AN AUTHORIZED OFFICER OF JETBLUE AIRWAYS CORPORATION AND EXECUTED BY TWO AUTHORIZED OFFICERS OF EMBRAER - EMPRESA BRASILEIRA DE AERONÁUTICA S.A.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL AGREEMENTS AND COVENANTS HEREINAFTER SET FORTH AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND, HEREBY AGREE AS FOLLOWS:

1.              DEFINITIONS

For the purpose of this Agreement, the Parties hereby adopt the following definitions and, unless otherwise expressly provided, the singular includes the plural, the masculine includes the feminine and neutral genders:

1.1                                 “Actual Delivery Date”: shall mean, with respect to each Aircraft, the date on which Buyer obtains title to that Aircraft in accordance with Article 7.

1.2                                 “AD’s”: shall mean Airworthiness Directives issued by either the CTA or the Air Authority, in connection with and with respect to the Aircraft.

1.3                                 “Agreement” or “Purchase Agreement”: shall mean this purchase agreement including all attachments, exhibits and amendments.

1.4                                 “Air Authority”: shall mean the United States Federal Aviation Administration.

1.5                                 “Aircraft Basic Price”: shall mean the Aircraft price, as defined in Article 3.1.

1.6                                 “Aircraft Purchase Price”: shall mean the Aircraft price, effective on the relevant Aircraft Contractual Delivery Date, resulting from the application of the Escalation Formula to the Aircraft Basic Price as set forth in Article 3.3.

1.7                                 “Aircraft”: shall mean the EMBRAER 190 LR aircraft (certification designation ERJ 190-100 LR) (the “EMBRAER 190 Aircraft”) manufactured by Embraer according to the Preliminary Technical Description PTD-190 Rev. 3, dated

November 2002 (which, although not attached hereto, is incorporated herein by reference) and the Aircraft configuration described in Attachment “A”, for sale to Buyer pursuant to this Agreement, equipped with two CF34-10E5 engines manufactured by General Electric Company, and shall include Firm Aircraft and Option Aircraft unless the context requires otherwise.

1.8                                 “Buyer”: shall mean JetBlue Airways Corporation, a company with its principal place of business at 118-29 Queens Boulevard, Forest Hills, NY 11375.

1.9                                 “Business Day(s)”: shall mean a day on which banks are open for business in São José dos Campos, São Paulo, Rio de Janeiro or New York.

1.10                           “Contractual Delivery Date”: shall mean the delivery date referred to in Article 5.

1.11                           “CTA”: shall mean the Aerospace Technical Center of the Brazilian Ministry of Aeronautics.

1.12                           “Day(s)”: shall mean natural calendar day(s).

1.13                           “Embraer”: shall mean Embraer - Empresa Brasileira de Aeronáutica S.A., a Brazilian corporation with its principal place of business at Av. Brigadeiro Faria Lima, 2170 - Putim, São José dos Campos, São Paulo, Brazil.

1.14                           “Escalation Formula”: shall mean the escalation formula contained in Attachment “D”.

1.15                           “Firm Aircraft”: shall mean the firm order Aircraft referred to in Article 2.1

1.16                           “Initial Deposit”: shall mean the initial non-refundable deposit referred to in Article 4.1.1.

1.17                           “Major Changes”: shall mean the changes to the design of the Aircraft, as defined in Article 11.2.2.

1.18                           “Mandatory Service Bulletins”: shall mean the service bulletins applicable to the Aircraft, which are issued by Embraer to implement the AD’s referred to under Article 11.4.

1.19                           “Minor Changes”: shall mean the changes to the design of the Aircraft defined as per the terms and conditions of Article 11.2.1.

1.20                           “Option Aircraft Basic Price”: shall mean the unit price of the Option Aircraft, as per the terms and conditions of Article 21.2.

1.21                           “Option Aircraft Contractual Delivery Date”: shall mean the delivery schedule of the Option Aircraft referred to in Article 21.

1.22                           “Option Aircraft Initial Deposit”: shall mean the initial deposit referred to under Article 21.3.1.

1.23                           “Option Aircraft Purchase Price”: shall mean the escalated price of the Option Aircraft, as per the terms and conditions of Article 21.2.

1.24                           “Option Aircraft”: shall be the additional Aircraft that Buyer shall have the option to purchase as per the terms of Article 21.

1.25                           “Parties”: shall mean Embraer and Buyer.

1.26                           “Product Support Package”: shall mean the products and Services to be provided by Embraer as per Article 13.

1.27                           “Scheduled Inspection Date”: shall mean the date on which a certain Aircraft hereunder is available for inspection and acceptance by and subsequent delivery to Buyer, as per the terms and conditions of Article 7.1.

1.28                           “Services”: shall mean the familiarization and on-site support for the Aircraft, part of the Product Support Package, as specified in Attachment “B”.

1.29                           “Technical Publications”: shall mean the technical documentation pertaining and related to the Aircraft as listed in Exhibit 1 to Attachment “B”.

1.30                           “USD” or “US$”: shall mean the legal currency of the United State of America.

1.31                           “Working Day(s)”: shall mean a day, other than Saturday, Sunday or holiday, on which Embraer in São José dos Campos, SP, Brazil is open for business.

References to Articles or Attachments in the main body of this Purchase Agreement shall be deemed to be references to Articles of or Attachments to this Agreement, respectively, except as the context requires otherwise.

2.              SUBJECT

Subject to the terms and conditions of this Agreement:

2.1                                 Embraer shall sell and deliver and Buyer shall purchase and take delivery of one hundred (100) newly manufactured Aircraft (“Firm Aircraft”);

2.2                                 Embraer shall provide to Buyer the Services and the Technical Publications; and

2.3                                 Buyer shall have the option to purchase up to one hundred (100) Option Aircraft, in accordance with Article 21.

3.              PRICE

3.1                                 Buyer agrees to pay Embraer, in United States dollars, the per unit Aircraft Basic Price of USD***.

3.2                                 The Services and Technical Publications are to be provided *** to Buyer. Additional technical publications as well as other services shall be billed to Buyer in accordance with Embraer’s rates prevailing at the time Buyer places a purchase order for such additional technical publications or other services.

3.3                                 The Aircraft Basic Price shall be escalated according to the Escalation Formula. Such price as escalated shall be the Aircraft Purchase Price and will be provided to Buyer *** months prior to each Aircraft Contractual Delivery Date.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.              PAYMENT

4.1                                 To secure the Aircraft delivery positions set forth in Article 5.1 and to ensure delivery of the Aircraft in accordance with the Delivery Schedule, Buyer shall pay Embraer for each Aircraft in accordance with the terms and conditions contained in this Article 4. The Parties acknowledge that each of the Firm Aircraft and the corresponding delivery positions have been reserved for purchase by Buyer and such Firm Aircraft have been removed from the market. The prices specified in Article 3 shall be paid by Buyer by wire transfer in immediately available United States dollars funds, to a bank account to be timely informed by Embraer to Buyer, as follows:

4.1.1                        A  *** percent (***%) progress payment of each Firm Aircraft Basic Price is due and payable ***.

4.1.2                        A *** percent (***%) progress payment of each Firm Aircraft Basic Price is due and payable *** prior to each relevant Firm Aircraft Contractual Delivery Date.

4.1.3                        A *** percent (***%) progress payment of each Firm Aircraft Basic Price is due and payable *** prior to each relevant Firm Aircraft Contractual Delivery Date.

4.1.4                        A *** percent (***%) progress payment of each Firm Aircraft Basic Price is due and payable *** prior to each relevant Firm Aircraft Contractual Delivery Date.

4.1.5                        The balance of each Firm Aircraft Purchase Price shall become due and payable upon acceptance of each relevant Firm Aircraft by Buyer.

Any progress payment that would otherwise be due *** shall be due ***.

Except as otherwise specified in this Agreement, the progress payments referred to in Article 4.1.1 through 4.1.4 are non refundable.

4.2                                 Late Payments:

Interest will accrue at the rate of *** percent (***%) per month or pro rated on any part thereof on any amount not paid to Embraer as set forth in Articles 4.1.1 through 4.1.4, from the date on which such payments should have been made

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

as therein set forth, until the actual receipt by Embraer of such amounts. For the payments referred to under Article 4.1.5, interest shall accrue as per Article 7.8. Without prejudice to Embraer’s rights set forth in Article 4.3, interest accrued will be invoiced by Embraer on a monthly basis, beginning one month after the date on which payment should have been made, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.

4.3                                 Termination for failure to make payments:

Without prejudice to the payment of interest on late payments set forth above, should Buyer fail to make any payment on or before the due date, Embraer shall have the right, at its sole discretion, to either (i) postpone, at its sole discretion, the relevant Aircraft Contractual Delivery Date; or (ii) terminate this Agreement in relation to the affected Aircraft in accordance with Article 20.3, if such failure shall not have been cured within *** Days after the date on which Buyer has received a written notice from Embraer of such failure.

4.4                                 Payment Terms:

All payments to be made by Buyer under this Agreement shall be made without deduction or withholding for any taxes, fees, imposts, duties or charges, except for any taxes, fees, imposts, duties or charges that are the responsibility of Embraer pursuant to Article 17, and shall be made without any right to setoff. If Buyer is obliged by law to make any deduction or withholding from any such payment, the amount due from Buyer in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Embraer receives a net amount equal to the amount Embraer would have received had no such deduction or withholding been required to be made.

4.5                                 Payment Date

Unless otherwise agreed by the Parties in writing, payment of the amounts referred in Articles 4.1.2, 4.1.3, and 4.1.4 shall be made by Buyer on the *** Day of the month on which each of such payments is due; provided however, that if such date falls on a non-Business Day then such payment shall be due on the following Business Day.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.              DELIVERY

5.1                                 Aircraft: Subject to payment in accordance with Article 4 and the provisions of Articles 7 and 9, the Aircraft shall be offered by Embraer to Buyer, by means of a written notice, for inspection, acceptance and subsequent delivery in F.A.F. (Fly Away Factory) condition, at São José dos Campos, State of São Paulo, Brazil, according to the following schedule:

Firm Aircraft #	Delivery Month	Firm Aircraft #	Delivery Month	Firm Aircraft #	Delivery Month	Firm Aircraft #	Delivery Month
1	***-05	26	***-07	51	***-08	76	***-09
2	***-05	27	***-07	52	***-08	77	***-09
3	***-05	28	***-07	53	***-08	78	***-09
4	***-05	29	***-07	54	***-08	79	***-09
5	***-05	30	***-07	55	***-08	80	***-10
6	***-05	31	***-07	56	***-08	81	***-10
7	***-05	32	***-07	57	***-08	82	***-10
8	***-06	33	***-07	58	***-08	83	***-10
9	***-06	34	***-07	59	***-08	84	***-10
10	***-06	35	***-07	60	***-08	85	***-10
11	***-06	36	***-07	61	***-08	86	***-10
12	***-06	37	***-07	62	***-09	87	***-10
13	***-06	38	***-07	63	***-09	88	***-10
14	***-06	39	***-07	64	***-09	89	***-10
15	***-06	40	***-07	65	***-09	90	***-10
16	***-06	41	***-07	66	***-09	91	***-10
17	***-06	42	***-07	67	***-09	92	***-10
18	***-06	43	***-07	68	***-09	93	***-10
19	***-06	44	***-08	69	***-09	94	***-10
20	***-06	45	***-08	70	***-09	95	***-10
21	***-06	46	***-08	71	***-09	96	***-10
22	***-06	47	***-08	72	***-09	97	***-10
23	***-06	48	***-08	73	***-09	98	***-11
24	***-06	49	***-08	74	***-09	99	***-11
25	***-06	50	***-08	75	***-09	100	***-11

5.2                                 ***

5.3           ***

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.              CERTIFICATION

6.1                                 By the time of the first Firm Aircraft Contractual Delivery Date, the EMBRAER 190 model aircraft shall be type certified by the Brazilian Airworthiness Authority (CTA), and type validated by the Air Authority (USA FAA), each in accordance with FAA airworthiness requirement FAR Part 25 amendment 25-1 through 25-98 effective on March 10, 1999, provided that any items that are under Buyer / operator’s regulatory responsibility pursuant to the FAR’s (i.e., operational requirements) shall be Buyer’s responsibility.

6.2                                 The Aircraft shall be delivered to Buyer in conformity with the operational requirements contained in FAR 121 subparts J and K and with the requirements set forth herein. Embraer will provide Buyer with an export certificate of airworthiness issued by the CTA, which will certify that, as of the date of its issuance, the Aircraft has been inspected and found to conform in all respects to the CTA / FAA approved type design and in a condition qualifying the Aircraft for a valid and fully effective certification of airworthiness from the FAA. The condition of the Aircraft on delivery date and the related documentation, including the above mentioned export certificate of airworthiness, shall be sufficient to enable Buyer to obtain a certificate of airworthiness for the Aircraft with the FAA. Subject to the above, it shall be Buyer’s responsibility to (i) obtain such FAA certificate of airworthiness, and (ii) register the Aircraft with the FAA, at Buyer’s sole expense ***.

7.              ACCEPTANCE AND TRANSFER OF OWNERSHIP

7.1                                 Unless Buyer is notified otherwise, the Aircraft shall be delivered in accordance with the provisions and schedules specified in Article 5. Embraer shall give Buyer *** Days advance facsimile notice of the *** of anticipated Aircraft delivery and *** Days advance facsimile notice of the date on which Embraer considers that each Aircraft will be ready for delivery. Upon successful completion of ground and flight tests performed by Embraer, Buyer will receive a written confirmation of the Scheduled Inspection Date, on which date Buyer shall promptly start inspecting such Aircraft.

7.2                                 Buyer shall be allowed a reasonable period of time but in no event greater than *** Days to inspect and conduct an acceptance flight of each Aircraft prior to its delivery. Embraer will provide the fuel and insurance for the Aircraft’s acceptance flight in accordance with Embraer’s insurance policy.  ***.

7.3                                 If Buyer finds an Aircraft acceptable, Buyer shall promptly make the payments due according to Article 4 and accept delivery of such Aircraft, whereupon the

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

necessary title and risk transfer documents shall be executed in order to effect title transfer. Buyer´s acceptance of an Aircraft shall be deemed a waiver of any rights to revoke acceptance of the Aircraft for any reason, including for defects unknown to Buyer at the time of acceptance.

7.4                                 Buyer may decline to accept an Aircraft which Buyer reasonably believes does not comply with the specification set forth in this Agreement or is not in an airworthy condition. For the purposes of this Article 7, an Aircraft shall be deemed not to be materially compliant when one or more of the Aircraft characteristics identified in Article 11.2.1 *** are adversely affected by such non-compliance vis-à-vis the specification set forth in Attachment A.

7.5                                 If Buyer declines to accept an Aircraft, Buyer shall immediately give Embraer written notice of all specific reasons for such refusal and Embraer shall have *** Days, commencing on the first Day after receipt of such notice, to take all necessary actions in order to resubmit the Aircraft to Buyer for re-inspection.

7.6                                 Buyer shall be allowed *** Days to re-inspect the Aircraft, starting immediately upon receipt of notice from Embraer that all necessary actions were taken. The period required for inspection as well as the one mentioned in Article 7.5 shall not be considered as part of the *** Day grace period provided for in Article 9.2.1. In the event Buyer declines to accept an Aircraft after this re-inspection procedure is repeated, the Parties shall convene immediately following final refusal to accept the Aircraft in order to negotiate possible solutions. If within *** Days counted from the date in which Embraer receives notice of such final refusal to accept the Aircraft, Embraer and Buyer fail to reach an agreement, then either Party may terminate this Agreement with respect to the affected Aircraft without liability to either Party, ***.

7.7                                 Should Buyer fail to perform the acceptance and transfer of title to the Aircraft within the periods provided for and in accordance with this Article 7 (and subject to Buyer’s right to terminate pursuant to Articles 7.4 and 7.6), Embraer shall be entitled, at its reasonable discretion, to either re-negotiate the terms of this Agreement with Buyer or terminate this Agreement with regard to the affected Aircraft pursuant to Article 20.3. ***.

7.8                                 Notwithstanding the provisions of Article 7.7 and in addition to Embraer’s rights pursuant to Article 20.3 should Buyer fail to perform the acceptance and transfer of title to the Aircraft within the time period specified in Articles 7.2, 7.5 and 7.6, as applicable, interest will accrue at the rate of *** percent (***%) per month over the unpaid balance of the relevant Aircraft Purchase Price, prorated from the date on which Buyer should have completed the inspection or re-

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

inspection of the Aircraft, as the case may be, until the date on which transfer of title occurs or until the date Embraer terminates this Agreement pursuant to Article 7.7, whichever occurs first. Without prejudice to Embraer’s rights set forth in Article 7.7, interest accrued will be invoiced by Embraer on a monthly basis, beginning one month after the date on which the Aircraft acceptance or transfer of title should have been performed, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.

7.9                                 Embraer agrees to indemnify and hold harmless Buyer and Buyer’s officers, directors, agents, employees and assignees from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged to or recoverable from Buyer and/or Buyer’s officers, directors, agents, employees and assignees by reason of loss or damage to property, or injury or death of any person, resulting from or in any way connected with the tests on the ground or in flight prior to Actual Delivery of each Aircraft, except to the extent attributable to the gross negligence or willful misconduct of Buyer, its officers, directors, agents, employees and assignees.

8.              STORAGE CHARGE

8.1                                 A storage charge equal to USD *** (*** United States dollars) per Day shall be charged by Embraer to Buyer commencing on:

8.1.1                        Buyer’s failure to perform inspection or re-inspection of an Aircraft, per the date or time period specified in writing by Embraer, according to Articles 5 and/or 7, as applicable.

8.1.2                        Buyer’s acceptance of an Aircraft and failure to fulfill any payment obligation due in taking title to such Aircraft immediately thereafter.

8.1.3                        Buyer’s failure to remove an Aircraft from Embraer’s facilities *** Days after title transfer has occurred.

8.2                                 If however, Buyer notifies Embraer in writing *** Days in advance of its expected delay in the performance of its obligations set forth in Articles 8.1.1, 8.1.2 and 8.1.3, the storage charge shall commence on the *** Day after the occurrence of the events set forth in Articles 8.1.1, 8.1.2 or 8.1.3, as applicable.

8.3                                 In the event that an Aircraft Contractual Delivery Date must be extended by Embraer from that which is designated in Article 5, due to Buyer’s failure to perform any action or provide any information contemplated by this Agreement other than the ones specified in the Article 8.1, the storage charge shall

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

commence on the *** Day after the Contractual Delivery Date relative to such Aircraft.

8.4                                 Buyer shall pay the storage charge as set forth in Articles 8.1. or 8.3, as applicable, in United States dollars, per each month of delay or prorated for part thereof, within *** Days after the presentation of each invoice by Embraer.

9.              DELAYS IN DELIVERY

***

9.1                                 Excusable Delays:

9.1.1                        Embraer shall not be held liable or be found in default for any delays in the delivery of an Aircraft or in the performance of any act to be performed by Embraer under this Agreement, resulting from the following events or occurrences (hereinafter referred to as “Excusable Delays”): (a) force majeure (including, but not limited to, war or state of war, civil war, insurrection, fire, accident, explosion, flood, act of government, requisition, strike, labor disputes causing cessation or interruption of work, including but not limited to walkouts, sick-outs, protests or slowdowns), (b) inability despite due and all commercially reasonable and timely efforts to procure any materials, equipment, accessories, parts or means of transport, or (c) any delay resulting from any failure by Buyer to perform any action or provide any information contemplated by this Agreement or, (d) delays resulting from any other cause to the extent it is beyond Embraer’s control or does not result from Embraer’s fault or negligence.

9.1.2                        As soon as practicable but no more than *** Days after the occurrence of any of the above mentioned events which constitute causes of Excusable Delays in delivery of an Aircraft or in the performance of any act to be performed by Embraer under this Agreement, Embraer undertakes to send a written notice to Buyer including a description of details involved and an estimate of the effects expected upon the timing of the performance of its contractual obligations.

9.1.3                        Any such delays shall extend the time for delivery of an Aircraft by the same number of Days required for the cause of delay to be remedied, subject to the limit indicated in Article 9.1.4. Embraer undertakes to use commercially reasonable efforts to avoid or remove any such cause of

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

delay and to minimize its effect on the Contractual Delivery Date of an Aircraft. ***

9.1.4                        If the cause of such Excusable Delay is such as to last longer than *** Days or to render the performance of this Agreement impossible, then the Parties shall within *** Days following the last Day of Excusable Delay as provided for herein, re-negotiate the terms of this Agreement accordingly; failing which, either Party shall have the right to terminate this Agreement without liability to either Party, except as provided for in Article 20.2 with respect to the applicable Aircraft.

9.1.5                        ***

9.2                                 Non-Excusable Delays:

9.2.1                        If the delivery of an Aircraft is delayed, without any excusable reason, by more than *** Days after the Contractual Delivery Date for such Aircraft, Buyer will be entitled to claim from Embraer liquidated damages the following amounts: ***

Such liquidated damages shall apply for each Day of delay in excess of the above mentioned *** Days, up to the date that the Aircraft is available for inspection and acceptance by, and subsequent delivery to Buyer by means of written confirmation of the successful completion of ground and flight tests performed by Embraer, to be provided as per Article 7.1,  it being understood that such liquidated damages will not, in any event, exceed *** and that it will only be due and payable by Embraer to Buyer after Buyer pays to Embraer the total Aircraft Purchase Price, ***.

9.2.2                        Upon the occurrence of any event that constitutes a Non-Excusable Delay in delivery of an Aircraft, Embraer shall, as soon as practicable, notify Buyer of all details involved and an estimate of the effects expected upon the delivery of the Aircraft.  ***

9.2.3                        It is agreed between the Parties that if, with respect to a delayed Aircraft, Embraer does not receive a claim for liquidated damages as mentioned in Article 9.2.1, from Buyer, within *** Days after the Contractual Delivery Date of such Aircraft, Buyer shall be deemed to have fully waived its right to such liquidated damages.

9.3                                 Delay Due to Loss or Structural Damage of the Aircraft:

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Should any Aircraft be destroyed or damaged before acceptance to the extent that it becomes commercially useless, Embraer shall notify Buyer of such event as soon as practicable, and Buyer may, ***, either take a replacement Aircraft at a later Contractual Delivery Date to be agreed by the Parties, or terminate this Agreement with respect to such Aircraft by notice to Embraer given in accordance with Article 22, without any liability to either Party. If this Agreement is terminated by Buyer, such termination shall discharge the Parties from all obligations and liabilities hereunder with respect to such Aircraft and Services ***.

10.       INSPECTION AND QUALITY CONTROL

10.1                           Embraer shall grant one or more authorized representatives of Buyer access to Embraer’s facilities, at all times during normal business hours, in order to assure that the Aircraft was manufactured in accordance with the procedures specified in this Agreement and according to all applicable quality control standards.

Up to two (2) representatives of Buyer shall also be allowed to observe ***, provided that, Buyer notifies Embraer of the name of each of such authorized representative at least fifteen (15) days prior to the intended arrival at Embraer’s facilities and ***.  Buyer’s representatives shall not interfere with or hinder the production or manufacture of any Aircraft.

10.2                           Buyer shall communicate to Embraer the names of its authorized representatives who will perform the activities described in Article 7, by means of written notice, at least thirty (30) Days prior to each delivery date specified in Article 5.

10.3                           The representatives referred to in Article 10.2 shall be authorized and duly empowered to sign the acceptance and transfer of title and risk documents and accept delivery of the Aircraft pursuant to Article 7.

10.4                           For the purposes subject of this Article 10, Embraer shall provide reasonable office space and communication facilities (telephone, internet connection - high speed, if available, and facsimile) for Buyer’s authorized representatives, as well as the necessary tools, measuring devices, test equipment and technical assistance as may be necessary to perform acceptance tests.

10.5                           Buyer’s authorized representatives shall observe Embraer’s administrative rules and instructions while at Embraer’s facilities.

10.6                           Buyer’s authorized representatives shall be allowed exclusively in those areas

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

related to the subject matter hereof and Buyer agrees to hold harmless Embraer from and against all and any kind of liabilities in respect to such representatives, except to the extent attributable to the gross negligence or willful misconduct of Embraer.

11.       CHANGES

11.1                           Each Aircraft will comply with the standards defined in Attachment “A” (as amended from time to time pursuant to Article 11.6) and shall incorporate all modifications which are classified as Airworthiness Directives (“AD’s”)issued from time to time by CTA or the Air Authority as provided in Article 11.4 *** or those agreed upon by Buyer and Embraer in accordance with this Article.

11.2                           The Parties hereby agree that changes can be made by Embraer in the design of the Aircraft, the definition of which and its respective classification shall be in compliance to the Aircraft type specification, as follows:

11.2.1                  Minor Changes: defined as those modifications which shall not adversely affect the Aircraft in any of the following characteristics: ***

11.2.2                  Major Changes: defined as those modifications which affect at least one of the topics mentioned in Article 11.2.1.

11.3                           Embraer shall have the right, but not the obligation, to incorporate Minor Changes in the Aircraft still in the production line at its own cost, without the prior consent of Buyer.

11.4                           Embraer shall convey those Major Changes that are classified as AD’s by means of service bulletins approved by the Air Authority and/or CTA, as appropriate.  Service bulletins that implement such ADs shall be referred to as Mandatory Service Bulletins. Embraer shall notify Buyer in writing of all Mandatory Service Bulletins and shall incorporate Mandatory Service Bulletins as follows:

11.4.1                  Compliance required before Contractual Delivery Date: Embraer shall incorporate Mandatory Service Bulletins in undelivered Aircraft at Embraer’s expense in a reasonable period of time if the compliance time for such Mandatory Service Bulletins is before the Aircraft’s Contractual Delivery Date. Embraer shall not be liable for any delays resulting from incorporation of Mandatory Service Bulletins when the Aircraft has already passed the specific production stage affected by the incorporation of said change.  Embraer shall use commercially reasonable efforts to incorporate such Mandatory Service Bulletins as

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

promptly as possible.

11.4.2                  Compliance required after Contractual Delivery Date: During a time period of *** months following the Aircraft actual delivery date, Embraer shall provide parts kits for Mandatory Service Bulletins that are issued either (i) before the relevant Aircraft’s Contractual Delivery Date but with a compliance time after such date or (ii) after the relevant Aircraft’s Contractual Delivery Date. Such kits shall be provided at *** expense, excluding *** labor charges for installation of such Mandatory Service Bulletins. Embraer shall not be liable for any down-time of delivered Aircraft that may be necessary for the incorporation of any changes. When flight safety is affected, such changes shall be immediately incorporated. If warranty coverage is not available or applicable pursuant to Attachment “C”, the provisions of Article 11.5 shall apply.

11.5                           Except for the Major Changes referred to in Article 11.4, any other Major changes, such as (i)  any change developed by Embraer as product improvement, (ii)  any change requested by Buyer in relation to the Aircraft configuration, or (iii) any change required by the Air Authority as a consequence of alterations, amendments and/or innovations of its present applicable regulations, shall be considered as optional and, pursuant to Buyer’s request, Embraer shall submit to Buyer a proposal of major change (“PMC”), which shall describe all possible impacts on the provisions contained in this Agreement, including but not limited to Aircraft pricing, weight, etc. Should Buyer not approve such PMC, the change shall not be incorporated in the Aircraft.

11.6                           Any Major Change to the Aircraft, made in accordance with the foregoing paragraphs which affect the provisions of Attachment “A”, shall be incorporated in said Attachment by means of an amendment which shall be executed by the Parties as soon as practicable before delivery.

11.7                           Except as far as it relates to AD’s mandatory by CTA or the Air Authority and Minor Changes, the Aircraft shall, on its Scheduled Inspection Date, comply with all of the terms and conditions of Attachment “A” as from time to time amended pursuant to Article 11.6. Determination of such compliance shall be made by Buyer pursuant to Article 7.

12.       WARRANTY

The materials and workmanship relative to the Aircraft subject to this Agreement will be warranted in accordance with the terms and conditions specified in Attachment “C”. Embraer hereby guarantees to Buyer *** performance of and with respect to the Aircraft in

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

accordance with the terms and conditions specified in Attachments *** and “H”. If Buyer intends to place the Aircraft on lease to another party or to assign the rights and obligations as specified in Article 14, it is Buyer’s responsibility to obtain Embraer’s prior written consent not to be unreasonably withheld as well as to provide Embraer written notice within five (5) Days of any changes as to Buyer’s designated lessee or assignee, provided however, that *** shall not be assignable.

13.       PRODUCT SUPPORT PACKAGE

Embraer shall supply to Buyer the Product Support Package described in Article 2 of Attachment “B”, which includes Embraer’s spare parts policy, the Technical Publications and the Services.

14.       ASSIGNMENT

Except as provided in Article 12 above, neither party may assign or transfer its rights and obligations hereunder without the prior written consent of the other Party.

Notwithstanding the foregoing, Buyer may assign any or all of its rights with respect to an Aircraft pursuant to *** to (a) a wholly-owned subsidiary of Buyer or (b) to any lender or other financing party (or any trustee for any of the foregoing) in connection with any sale-leaseback transaction or similar Aircraft financing arrangement on behalf of Buyer (resulting in Buyer’s operation of the relevant Aircraft).

15.       RESTRICTIONS AND PATENT INDEMNITY

This sale does not include the transfer of designs, copyrights, patents, and other similar rights to Buyer. Subject to Buyer’s duty to promptly advise Embraer of any alleged infringement of which Buyer becomes aware, Embraer shall indemnify and hold Buyer and its affiliates, successors, directors, officers, employees and agents harmless from and against all claims, suits, losses, liabilities and reasonable expenses (including without limitation reasonable attorneys’ fees and legal expenses) arising out of any actual or alleged infringement of any copyright, patent, trademark, trade secret or other intellectual property right in connection with the Aircraft or any part thereof.

16.       MARKETING PROMOTIONAL RIGHTS

Embraer shall have the right to show for marketing purposes, free of any charge, the image of Buyer’s Aircraft, painted with Buyer’s colors and emblems, affixed in photographs, drawings, films, slides, audiovisual works, models or any other medium of expression (pictorial, graphic, and sculptural works), through all mass communications

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

media such as billboards, magazines, newspaper, television, movie, theaters, as well as in posters, catalogues, models and all other kinds of promotional material. In the event such Aircraft is sold to or operated by or for another company or person, Embraer shall be entitled to disclose such fact, as well as to continue to show the image of the Aircraft, free of any charge, for marketing purposes, either with the original or the new colors and emblems, unless otherwise notified, provided that such notification shall be subject to the reasonable satisfaction and agreement of Embraer. If accepted, said prohibition, however, shall in no way apply to the promotional materials or pictorial, graphic or sculptural works already existing or to any contract for the display of such materials or works already binding Embraer at the time of receipt of the notification.

17.       TAXES

Embraer shall pay all taxes***, that may be imposed under Brazilian laws. All other taxes, ***, as may be imposed on the sale and services subject of this Agreement, shall be borne by Buyer.

18.       APPLICABLE LAW

This Agreement, and the rights and obligations of the Parties hereunder, shall in all respects be governed by and construed and interpreted in accordance with the law of the State of New York, USA.

19.       JURISDICTION

All disputes arising in connection with this Agreement shall be finally settled in the courts of the United States District Court for the Southern District of New York located in the county of New York, provided that if such court lacks jurisdiction, disputes shall be resolved in the state courts for the state of New York sitting in the Borough of Manhattan, City of New York. The Parties hereby waive any other court of Jurisdiction that may be competent for settlement of disputes arising from this Agreement.

20.       TERMINATION

20.1                           Should either Party fail to comply partially or completely with its obligations hereunder, the other Party shall be entitled to give notice of such failure and to require that such failure be remedied within the period specified in that notice, which period shall not be less than *** Days. Should such failure not be remedied within the period so specified, then the Party who gave notice of such failure shall be entitled to terminate this Agreement. Should termination occur in accordance with the foregoing, the defaulting Party shall pay to the non-defaulting Party, as damages, in an amount ***. The foregoing provision shall

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

not apply in any circumstance where a specific right of termination is made available hereunder or will be made available hereunder upon the expiration of a specific period of time. Neither Party shall be liable to the other Party in any circumstance hereunder for any consequential or punitive damages which may arise out of, or be connected to, any breach or default under of any term, condition, covenant, warranty, or provision of this Agreement.

20.2                           Either Party shall have the right to terminate this Agreement in respect to the relevant Aircraft, upon the occurrence of any Excusable Delay of *** Days or longer, unless otherwise agreed in writing by the Parties, and either Party shall have the right to terminate this Agreement in respect to the relevant Aircraft upon the occurrence of any non-Excusable Delay of *** Days or longer after such Aircraft Contractual Delivery Date, such rights to be exercisable by written notice from one Party to the other to such effect no earlier than the *** or *** Day as applicable. Upon receipt of such notice of termination by Buyer or Embraer, as the case may be, Embraer shall

(i)             in case of Excusable Delay: ***,  it being hereby agreed by the Parties that, in this case, no other indemnity shall be due by Embraer to Buyer.

(ii)          in case of Non-Excusable Delay: ***, it being hereby agreed by the Parties that, in this case, no other indemnity shall be due by Embraer to Buyer.

20.3                           If Buyer terminates this Agreement before an Aircraft Actual Delivery Date (except as permitted hereunder) or, if Embraer terminates this Agreement in relation to an Aircraft, pursuant to Articles 4.3 or 7.7, Buyer shall pay to Embraer damages in an amount equal to ***. In addition to such damages, Buyer shall pay to Embraer, ***.  For these purposes Embraer may, in its sole discretion, retain all amounts previously paid by Buyer, to apply as part of the payments of damages resulting from such default on the part of Buyer. It is hereby agreed by the Parties that upon the receipt by Embraer of the amounts set forth above, no other indemnity shall be due by Buyer to Embraer.

20.4                           If Buyer terminates this Agreement in respect to an Aircraft pursuant to Article 7.6, Embraer, upon Buyer’s request, shall ***, no penalty or indemnity being due by Embraer to Buyer in this case.

20.5                           Notwithstanding anything to the contrary in this Agreement, Embraer may at its sole option apply any amounts to be returned to Buyer under this Agreement to amounts due and payable by Buyer under this Agreement.

20.6                           In the event this Agreement is terminated, whether in whole or in part, the Parties’ obligations (including without limitation any warranty or product support)

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

with regard to Aircraft already delivered will continue in full force and effect in accordance with this Agreement.

21.       OPTION FOR THE PURCHASE OF ADDITIONAL AIRCRAFT

Buyer shall have the option to purchase up to one hundred (100) additional Option Aircraft, to be delivered in accordance with the following Option Aircraft contractual delivery dates:

Firm Aircraft #	Delivery Month	Firm Aircraft #	Delivery Month	Firm Aircraft #	Delivery Month	Firm Aircraft #	Delivery Month
1	***-11	26	***-12	51	***-13	76	***-15
2	***-11	27	***-12	52	***-14	77	***-15
3	***-11	28	***-12	53	***-14	78	***-15
4	***-11	29	***-12	54	***-14	79	***-15
5	***-11	30	***-12	55	***-14	80	***-15
6	***-11	31	***-12	56	***-14	81	***-15
7	***-11	32	***-12	57	***-14	82	***-15
8	***-11	33	***-12	58	***-14	83	***-15
9	***-11	34	***-13	59	***-14	84	***-15
10	***-11	35	***-13	60	***-14	85	***-15
11	***-11	36	***-13	61	***-14	86	***-15
12	***-11	37	***-13	62	***-14	87	***-15
13	***-11	38	***-13	63	***-14	88	***-16
14	***-11	39	***-13	64	***-14	89	***-16
15	***-11	40	***-13	65	***-14	90	***-16
16	***-12	41	***-13	66	***-14	91	***-16
17	***-12	42	***-13	67	***-14	92	***-16
18	***-12	43	***-13	68	***-14	93	***-16
19	***-12	44	***-13	69	***-14	94	***-16
20	***-12	45	***-13	70	***-15	95	***-16
21	***-12	46	***-13	71	***-15	96	***-16
22	***-12	47	***-13	72	***-15	97	***-16
23	***-12	48	***-13	73	***-15	98	***-16
24	***-12	49	***-13	74	***-15	99	***-16
25	***-12	50	***-13	75	***-15	100	***-16

The Option Aircraft will be supplied in accordance with the following terms and conditions:

21.1                           The unit basic price of the Option Aircraft (the “Option Aircraft Basic Price”)

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall be equal to the unit Aircraft Base Price, provided that the Option Aircraft is in the configuration described in Attachment “A”, otherwise adjustments shall be done for any additions and/or deletions of equipment and/or provisioning as may be agreed to by Buyer and Embraer from time to time.

21.2                           The unit basic price of each relevant Option Aircraft above mentioned shall be escalated according to the escalation formula subject of Attachment “D”, determining the Option Aircraft Purchase Price.

21.3                           The payment of the Option Aircraft Purchase Price shall be made according to the following:

21.3.1                  A non-refundable progress payment of *** percent (***%) of the unit exercised Option Aircraft Basic Price is due and payable by Buyer to Embraer *** prior to each relevant Option Aircraft contractual delivery month.

21.3.2                  A non-refundable progress payment of *** percent (***%) of the unit exercised Option Aircraft Basic Price is due and payable *** prior to each relevant Option Aircraft contractual delivery month.

21.3.3                  A non-refundable progress payment of *** percent (***%) of the unit exercised Option Aircraft Basic Price is due and payable *** prior to each relevant Option Aircraft contractual delivery month.

21.3.4                  A non-refundable progress payment of *** percent (***%) of the unit exercised Option Aircraft Basic Price is due and payable *** prior to each relevant Option Aircraft contractual delivery month.

21.3.5                  The balance of each relevant exercised Option Aircraft Purchase Price is due and payable upon acceptance of each relevant Option Aircraft by Buyer.

21.3.6                  The provisions of Article 4.2 through 4.5 shall apply mutatis-mutandis, to the payments to be made by Buyer towards the exercised Option Aircraft.

21.4                           Option Aircraft Exercise: The option to purchase the Option Aircraft shall be exercised in *** no later than *** months prior to the delivery of the first Option Aircraft *** (the “Exercise Date”). Buyer shall have the right to partially exercise the ***.

Exercise of the option to purchase the Option Aircraft shall be accomplished by means of a written notice from Buyer delivered to Embraer by mail, express delivery or facsimile, return receipt requested.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In the event an *** is not entirely exercised by its Exercise Date as specified in the preceding paragraph, Buyer shall ***.

In the event *** are not exercised, even partially, by their option exercise date, Buyer shall also ***.

Buyer shall confirm its option by means of a written notice to Embraer, return receipt requested, on or before *** months prior to the first Option Aircraft of each *** as specified above.

21.5                           If the options are confirmed by Buyer as specified above, an amendment to this Agreement shall be executed by and between the Parties within thirty (30) Days following the relevant Exercise Date, setting forth the terms and conditions, if any, applicable exclusively to the Option Aircraft.

21.6                           For the avoidance of any doubt, the terms and conditions contained in this Agreement shall also apply to any exercised Option Aircraft, with the exception that the product support package to be applied to the exercised Option Aircraft shall be as described in Article 2 of Attachment “B”.

22.       NOTICES

All notices permitted or required hereunder shall be in writing in the English language and sent, by registered mail, telex or facsimile, to the attention of the Director of Contracts as to Embraer and of the Vice President, Technical Operations and Aircraft and the General Counsel as to Buyer, to the addresses indicated below or to such other address as either Party may, by written notice, designate to the other.

22.1                           EMBRAER:

EMBRAER - Empresa Brasileira de Aeronáutica S.A.

Av. Brigadeiro Faria Lima, 2170

12.227-901 São José dos Campos - SP - Brasil

Telephone: (+55-12) 3927-1410

Facsimile: (+55-12) 3927-1257

22.2                           BUYER:

Tom Anderson

Vice President, Technical Operations and Aircraft

JetBlue Airways Corporation

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

118-29 Queens Boulevard, Forest Hills, NY 11375

Telephone: (718) 709-3350

Fax: (718) 709-3620

James Hnat, Esq.

General Counsel

JetBlue Airways Corporation

118-29 Queens Boulevard, Forest Hills, NY 11375

Telephone: (718) 709-3030

Fax: (718) 709-3630

23.       CONFIDENTIALITY

The Parties do not have the right to disclose the terms of this Agreement except as required by applicable law, regulation or court order. Subject to such legal or governmental disclosure requirements, each Party agrees not to disclose any portion of this Agreement or its Attachments, amendments or any other supplement, to any third party without the other’s written consent, which consent shall not be unreasonably withheld. Subject to such legal or governmental disclosure requirements, Embraer and Buyer shall cooperate before making any disclosure permitted by this Agreement. Without limiting the foregoing, in the event Buyer is required to disclose the terms of this Agreement, it shall promptly notify Embraer, shall use its reasonable efforts to limit disclosure of the confidential information contained in the Articles and conditions of this Agreement and shall reasonably cooperate with Embraer with respect thereto.  The obligations of the Parties pursuant to this Article shall survive termination of this Agreement.  Notwithstanding the foregoing, the Parties are not prohibited from disclosing the terms of this Agreement to their respective legal counsel, accountants and auditors, or the institutions which provide financing for the Aircraft to the Buyer; provided that disclosure to such institutions shall be limited to assignable provisions.  Without limiting Buyer’s obligations hereunder, if Buyer is required to file an amendment to this Agreement with the U.S. Securities and Exchange Commission, Buyer shall notify Embraer as soon as practicable (but no less than five (5) Days) prior to such filling), and Buyer shall reasonably cooperate with Embraer in preparing a redacted version of this Agreement and any amendment.

24.       PRESS RELEASE AND ANNOUNCEMENTS:

Neither Party shall issue or cause to be issued any press release or other public announcement relating to the subject matter of this Agreement or the transactions contemplated hereunder without prior approval of the other Party, except as required by applicable law or applicable rules of any stock exchange or securities association; provided that, in such case, the other Party shall be provided with a copy of such press release or the contents of any public announcement as soon as practicable before such press release or announcement is made.

25.       SEVERABILITY

If any provision or part of a provision of this Agreement or any of the Attachments shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

26.       NON-WAIVER

Except as otherwise specifically provided to the contrary in this Agreement, any Party’s refrain from exercising any claim or remedy provided for herein shall not be deemed a waiver of such claim or remedy, and shall not relieve the other Party from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

27.       INTEGRATED AGREEMENT

All Attachments referred to in this Agreement and/or attached hereto are, by such reference or attachment, incorporated in this Agreement.

28.       NEGOTIATED AGREEMENT

Buyer and Embraer agree that this Agreement, including but not limited to all of its Attachments, has been the subject of discussion and negotiation and is fully understood by the Parties, and that the rights, obligations and other mutual agreements of the Parties contained in this Agreement are the result of such complete discussion and negotiation between the Parties.

29.       COUNTERPARTS

This Agreement may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

30.       ENTIRE AGREEMENT

This Agreement constitutes the entire agreement of the Parties with respect to the sale described as its subject and supersedes all previous and connected negotiations, representations and agreements between the Parties. This Agreement may not be altered, amended or supplemented except by a written instrument executed by the Parties.

31.       REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other that:

31.1.                        it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to conduct the business in which it is currently engaged and to enter into and perform its obligations under this Agreement;

31.2.                        it has taken, or caused to be taken, all necessary corporate action to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and

31.3.                        The execution and delivery by it of this Agreement, its performance of its obligations hereunder and its consummation of the transactions contemplated hereby, do not and will not violate or conflict with any provision of its constitutional documents, violate or conflict with any law, rule, or regulation applicable to or binding on it or violate or constitute any breach or default (other than a breach or default that would not result in a material adverse change to it or adversely affect its ability to perform any of its obligations hereunder) under any agreement, instrument or document to which it is a party or by which it or any of its properties is or may be bound or affected.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER - Empresa Brasileira	Buyer- JetBlue Airways Corporation
de Aeronáutica S.A.

By:	By:
Name:	Name:
Title:	Title:

By:	By:
Name:	Name:
Title:	Title:

Date:	Date:
Place:	Place:

Witnesses:

Name:	Name:
ID:	ID:

ATTACHMENT “A” – AIRCRAFT CONFIGURATION

1.              STANDARD AIRCRAFT CONFIGURATION

The Aircraft shall be manufactured in accordance with Embraer’s Preliminary Technical Description PTD 190 Rev. 3 dated November 2002.

2.              OPTIONAL EQUIPMENT:

2.1       AIRCRAFT MODEL AND ENGINES

a.                    EMBRAER 190 LR with GE CF34-10E5 Engines

2.2       OPTIONS BY ATA CHAPTER

***

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.3     LiveTV ENTERTAINMENT SYSTEM – BIE (Buyer Installed Equipment): Embraer shall deliver the Aircraft to Buyer with structural and electrical power provisions for installation of the LiveTV system in the Aircraft, provided that such provisions have been previously approved by Buyer. All LiveTV equipment, their related components (such as trays, connectors, special harness, etc) and antennas shall be provided and installed by Buyer at Buyer’s facility and at Buyer’s own cost.

Embraer shall cooperate with Buyer with regards to providing necessary information about the Aircraft interfaces with the LiveTV system to allow Buyer to obtain a STC (Supplemental Type Certificate) for the LiveTV system in the Aircraft. Embraer shall not be responsible to provide any warranty related to the information and Buyer shall waive any such rights.

The Parties shall use commercially reasonable efforts to have the LiveTV system certified in the EMBRAER 190 aircraft by the time of the ***.

“Provisions for installation of” shall means provision for future installation of a certain system, assembly or equipment, meaning that all elements directly related to the main structure needed to accommodate such items (such as holes and non-detachable supports) shall be installed during production. Detachable supports, clamps, feeding lines, connectors, etc… are not included. Space and weight have been considered for design as well as main structure has been stressed taking into account the subject equipment.

Except as expressly provided above, Buyer shall be solely responsible for all costs and expenses associated with LiveTV systems and obtaining any supplemental type certificates relating to it. LiveTV systems shall not be covered by any warranty or guarantee under the Purchase Agreement or its attachments and Buyer hereby waives and shall make no claims relating to such systems and Embraer shall not be responsible for their effects on the performance of the Aircraft or for any delay in delivery of the Aircraft relating to LiveTV.  THE TERMS OF SECTION 7 OF ATTACHMENT “C” TO THE PURCHASE AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE WITH RESPECT TO LIVETV SYSTEMS.

Buyer agrees to indemnify and hold harmless Embraer and Embraer’s officers, agents, employees and assignees from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged to or recoverable from Embraer and/or Embraer’s officers, agents, employees and assignees by reason of loss or damage to property or by reason of injury or death of any person resulting from or in any way connected with the LiveTV systems.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.4       INTERIOR CONFIGURATION

a.                    Aircraft Single Class – 100 Elite seats at 32” pitch

***

3.              AIRCRAFT FINISHING

3.1       EXTERIOR FINISHING: The fuselage of the Aircraft shall be painted in accordance with a paint scheme to be defined by Buyer and presented to Embraer on or before *** months prior to the first Firm Aircraft Contractual Delivery month. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., gray BAC707. Buyer shall have the right to ***, by notifying Embraer of the ***.

3.2       INTERIOR FINISHING: Buyer shall inform Embraer on or before *** months prior to the first Firm Aircraft Contractual Delivery month of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. The above mentioned schedule for definition of interior finishing shall only be applicable if Buyer selects its materials from the choices normally offered by and available at Embraer.

In case Buyer opts to use different materials and or patterns, Buyer shall inform Embraer on or before *** months prior to the first day of the Aircraft Scheduled Delivery Month of its choice of materials and colors for all items of interior finishing, and Embraer shall inform Buyer the additional costs associated with such special interior finishing, if any.

3.3       BUYER FURNISHED AND BUYER INSTALLED EQUIPMENT (BFE and BIE): Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of such BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft or present the Aircraft to Buyer without installing such BFE, in which case Buyer *** of the Aircraft. All BFE equipment shall be delivered to

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Embraer in DDP – Embraer facilities in São José dos Campos, SP, Brazil (Incoterms 2000) conditions.

The Aircraft galleys have provisions for the following BIE items that, unless timely agreed by the Parties, are not supplied or installed by Embraer: trolleys, ovens, coffee makers, hot jugs and standard units.

For avoidance of any doubt, BFE and BIE items are not subject to the warranty terms and conditions contained in Attachment C to this Agreement.

4.              REGISTRATION MARKS AND TRANSPONDER CODE

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks and the transponder code shall be supplied to Embraer by Buyer no later than ninety (90) Days before each relevant Aircraft Contractual Delivery Date.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A” AND THE TERMS OF THE TECHNICAL DESCRIPTION REFERRED TO IN ARTICLE 1, THE TERMS OF THIS ATTACHMENT “A” SHALL PREVAIL.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ATTACHMENT B - FERRY EQUIPMENT AND PRODUCT SUPPORT PACKAGE

1.                                      FERRY EQUIPMENT AND ASSISTANCE

1.1                                 If it is necessary for any ferry equipment to be installed by Embraer for the ferry flight between Brazil and United States of America, Embraer will make available a standard ferry equipment kit to Buyer (hereinafter the “Kit”), at ***, except as set forth below. In this case, Buyer shall immediately upon the Aircraft’s arrival at Embraer Marketing Aircraft Corporation (“EMAC”) facilities in Fort Lauderdale – Fl, remove the Kit from the Aircraft and EMAC shall return the Kit to Embraer in Brazil at ***, including the necessary insurance.

If Embraer provides the Kit to Buyer and if the Kit is either utilized, whether totally or not, or if the Kit is not returned by Buyer, in Embraer’s reasonable discretion, in complete and in the same condition as it was delivered to Buyer, Buyer shall pay Embraer the ***.

In such case, the original Kit shall become the property of Buyer, and Buyer shall make the above-mentioned payment to Embraer upon presentation of a sight draft by Embraer.

1.2                                 Embraer shall make a representative available on board of the Aircraft during the ferry flight in order to support Buyer’s personnel in assisting the flight crew with Air Traffic Control (ATC) communications while over flying Brazilian airspace, and communication with Brazilian custom clearances and Aircraft refueling individuals. Such representative shall remain on board of the Aircraft until the last stop in Brazilian territory. Any other arrangement shall be requested by Buyer no less than *** Business Days prior to the relevant Aircraft Contractual Delivery Date and shall be contingent upon the concurrence of Embraer at its sole criteria, such concurrence not to be unreasonably withheld.

2.                                      PRODUCT SUPPORT PACKAGE

2.1                                 MATERIAL SUPPORT

2.1.1                        Spares Parts General Policy: Embraer guarantees the supply of spare parts, ground support equipment and tooling, except engines and its accessories, hereinafter referred to as “Spare(s)”, for the Aircraft for a period of *** years after production of the last aircraft of the same type ***. Such Spares shall be supplied according to the prevailing availability, sale conditions, delivery schedule and effective price on the date of acceptance by Embraer of the purchase order. The Spares may be supplied either by Embraer in Brazil or through its subsidiaries or distribution centers located abroad.

2.1.2                        Recommended Spare Parts List (“RSPL”): Upon Buyer’s request, Embraer shall present to Buyer a recommended RSPL, which objective is to provide Buyer with a detailed list of Spares that will be necessary to support the initial operation and maintenance of the Aircraft by Buyer. Such recommendation will be based on the

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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experience of Embraer and on the operational parameters established by Buyer.

Embraer will provide a qualified team to attend pre-provisioning conferences, as necessary, to discuss Buyer requirements and the RSPL as well as any available spare parts support programs offered by Embraer. Such meeting shall be held at a mutually agreed upon place and time.

Buyer may elect to acquire all the items contained in the RSPL or to combine a partial acquisition of the RSPL items with a participation in the special spare parts support programs, available from Embraer.

Buyer may acquire the items contained in the RSPL directly from Embraer or directly from Embraer’s vendors. For the items contained in the RSPL that Buyer elects to purchase directly from Embraer (the “IP Spares”), Buyer must place a purchase order with Embraer on or before *** Days prior to the first Firm Aircraft Contractual Delivery Date in order to have the IP Spares available in stock by the time of the first Firm Aircraft Contractual Delivery Date, at a fill rate of approximately ***%. For purchase orders placed by Buyer out of the schedule set forth above, the IP Spares shall be provided to Buyer in accordance with the quoted lead times. Embraer will deliver the IP Spares in *** condition, at port of clearance indicated by Embraer within the US.

If requested by Buyer, Embraer will update the data of the RSPL incorporating engineering and price changes. Embraer will maintain a master copy of the RSPL updated until ***.

2.1.3                        CREDIT FOR SURPLUS IP SPARES: Embraer offers to Buyer a program for certain surplus IP Spares manufactured by Embraer and which were recommended in writing by Embraer limited to the quantities, part numbers and serial numbers (if applicable) identified in the relevant invoices. Such program will provide terms no less favorable than the following:

a.                   Credit Program: During the period commencing *** years after delivery of the first Firm Aircraft under the Purchase Agreement of which this is an Attachment and ending *** years after such delivery, Embraer will, upon receipt of a written request and subject to the exceptions and conditions in paragraphs a.1; a.2; a.3 and a.4 of this section, offer a credit for new and unused IP Spares manufactured by Embraer (i) which have been supplied by Embraer as IP Spares for the Aircraft subject of this Agreement and (ii) which are surplus to Buyer’s needs. Such credit may be used toward the purchase of Spares manufactured by Embraer, Technical Publications or Services (excluding training) offered by Embraer.

a.1              EXECEPTIONS: Embraer will not issue credits for IP Spares which were purchased by Buyer in excess to or differently from the Spares recommended in writing by Embraer to Buyer by the RSPL as initial

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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provisioning for the Aircraft and for IP Spares which have become obsolete or have been superseded by another part as a result of (i) Buyer’s modification of an Aircraft for which the IP Spares were purchased; (ii) Embraer design improvements (except for IP Spares which have become obsolete because of a defect in design); (iii) IP Spares which are shelf-life limited; (iv) damaged IP Spares; or (v) IP Spares that were not properly stored.

a.2              CREDIT VALUES: The credit for each IP Spare to be issued by Embraer will be: *** an amount equal to ***.

a.3              DELIVERY OF SURPLUS IP SPARES: IP Spares for which a credit has been requested shall be delivered by Buyer, freight and insurance prepaid, to Embraer’s plant in São José dos Campos, SP, Brazil, or any other destination as Embraer may reasonably designate. All returned IP Spares are subject to Embraer’s quality control inspection and acceptance. All IP Spares which are rejected by Embraer’s quality control and/or are included in the exceptions set forth in paragraph a.1 hereinabove, will be returned to Buyer at Buyer’s expense, no credit being due in this case.

a.4              CREDIT ISSUE: After Embraer’s acceptance of those IP Spares suitable for the credit program, under the terms of this Agreement, Embraer will notify the available credit amount to Buyer and provide all relevant information as to credit utilization.

2.1.4                        OTHER SPARES SERVICES:

AOG services: Embraer will maintain a call center for the AOG services, twenty-four (24) hours a day, seven (7) days a week. All the contacts with the call center can be made through TOLL FREE numbers (phone and fax), e-mail ***. Embraer will also maintain the regular direct lines (phone and fax), in case of failures. The information concerning TOLL FREE, regular lines and e-mail address can be obtained through the Customer Account Manager designated to Buyer by Embraer or through Embraer’s Customer Service offices. Embraer will deliver parts under AOG from Buyer nearest location, provided that the part is available at this location at the moment of the request, in FCA condition - Embraer’s facility, respecting Buyer’s shipping instructions.

Other than AOG orders, Buyer may expedite spare parts orders as spare parts critical orders (imminent AOG or work stoppage situation) or as spare parts routine expedite orders (urgent stock replenishment – “USR”).  ***

Routine and/or Critical Spares: Embraer will deliver routine and/or critical Spares (other than AOG Spares) in ***, depending on where the purchase order was placed with or otherwise agreed between Embraer and Buyer. Routine and/or

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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critical Spares shall be delivered according to their lead times, depending upon the purchase order priority and with the respective authorized release certificate or any similar document issued by a duly authorized person.

2.2                                 Upon receipt of an order from Buyer, according to the above referred terms, Embraer shall send to Buyer the shipping information (airwaybill number and flight date and number) after receipt of such information from the freight forwarder indicated by Buyer in the shipping instructions provided to Embraer by Buyer in the relevant order AIRCRAFT TECHNICAL PUBLICATIONS:

2.2.1                        AIRCRAFT PUBLICATIONS: Embraer shall supply, at *** complete sets of operational and maintenance publications, plus one (1) operational set on board of each Aircraft to be delivered to Buyer, in the English language. The list of manuals is specified in Exhibit “1” to this Attachment “B”. Such publications are issued under the applicable specification and will be provided by Embraer to Buyer ***. The revision service for these publications is provided, ***, including mailing services and the software license fee for the digital publications, ***.

2.2.2.                     VENDOR ITEMS PUBLICATIONS: With respect to vendor items installed in the Aircraft which have their own publications, Buyer will receive them in their original content and printed form, directly from the suppliers, which are also responsible to keep them continuously updated through a direct communication system with Buyer.

2.2.3                        The Parties further understand and agree that in the event Buyer elects not to take all or any one of the publications above mentioned, or revisions thereof, no refund or other financial adjustment of the Aircraft Basic Price will be made since such publications are offered at no charge to Buyer.

2.3                                 OTHER CUSTOMER SUPPORT SERVICES

Embraer shall provide familiarization programs and *** support for the Aircraft (the “Services”) in accordance with the terms and conditions described below:

2.3.1                        Familiarization Programs:

a.                   Familiarization program specified below is being offered at ***, except for the ***, etc, which are used in flight training to be performed in the Aircraft, if any, as well as, travel and board & lodging expenses of Buyer’s trainees. The familiarization programs shall be conducted in accordance with Buyer’s training program and with all applicable regulations and requirements of the FAA.

b.                  Notwithstanding the eventual use of the term “training” in this Article 2.3.1, the intent of this program is solely to familiarize Buyer’s pilots, mechanics, employees or representatives, duly qualified per the governing body in the country of Buyer’s operation, with the operation and maintenance of the

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Aircraft. It is not the intent of Embraer to provide basic training (“ab-initio”) to any representatives of Buyer.

c.                   The familiarization program, as applicable, shall occur prior to the *** Aircraft Actual Delivery Date as it shall be previously agreed upon by Buyer and Embraer. Buyer must give written notification to Embraer *** Days in advance of Buyer’s expected training schedule, including the full name and identification of each attendee. Substitutions will not be accepted for training within this period. Should Buyer not take all or any portion of the familiarization program for an Aircraft on or before *** months following the Actual Delivery Date of such Aircraft, Buyer shall be deemed to have fully waived its rights to such service specifically for that particular Aircraft, no refund or indemnity being due by Embraer to Buyer in this case.

d.                  All familiarization programs shall be provided by Embraer or its qualified designated representative in United States, or at such other location as Embraer shall reasonably designate.

e.                   The familiarization program referred to above covers:

e.1                                One (1) Pilot Familiarization Program for up to *** including (i) ground familiarization as regards Aircraft systems, weight and balance, performance and normal/emergency procedures and, (ii) flight simulator training in a *** simulator in accordance with the local airworthiness authority’s approved Flight Operations Training Program.

e.2                                One (1) Maintenance Familiarization Course for up to ***. This course shall consist of classroom familiarization with Aircraft systems and structures and shall be in accordance with ATA specification 104, level III.

e.3                                Embraer shall provide training programs for the following Buyer individuals to be trained to the instructor level:

***

e.4                                Embraer shall provide one (1) general familiarization course with the systems of the EMBRAER 190 aircraft for up to *** of Buyer’s representatives. Such training will have a duration of ***, and it can be provided to maintenance and operations personnel as well as management staff.

f.                     If requested, Embraer through its field support representative referred to in Article 2.3.2 below, may demonstrate the procedures described in the classroom, subject to Buyer’s Aircraft availability.

g.                  Buyer shall be solely responsible for submitting its training programs to the local airworthiness authority for approval.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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h.                  The presence of Buyer’s authorized trainees shall be allowed exclusively in those areas related to the subject matter hereof and Buyer agrees to hold harmless Embraer from and against all and any kind of liabilities in respect of such trainees to the extent permitted by law.

Any other service will be subject to a specific agreement to be negotiated by the Parties and will be charged by Embraer accordingly.

2.3.2                        *** support:

a.               Embraer shall indicate at its sole discretion, and provide *** to Buyer, the services of certain field support representatives (“FSR”) *** as follows:

***

b.              FSR shall provide troubleshooting assistance, hands-on training for mechanics and shall assist and advise Buyer on the Aircraft maintenance during its initial operation and act as liaison between Buyer and Embraer.

c.               At no charge to Embraer, Buyer shall provide such FSR with communication services (telephone, facsimile) as well as office space and facilities at Buyer’s main maintenance base, and Buyer shall also (a) arrange all necessary work permits and airport security clearances required for Embraer employees, to permit the accomplishment of the services mentioned in this item 2.3.2, in due time; and (b) obtain all necessary custom clearances both to enter and depart from Buyer’s country for Embraer’s employees and their personal belongings and professional tools.

d.              During the ***, Buyer shall permit access to the maintenance and operation facilities as well as to the data and files of Buyer’s Aircraft fleet. It is hereby agreed and understood that Buyer shall make available *** of the FSR, one (1) set of updated Technical Publications as referred to in Article 2.2 above, it being Buyer’s responsibility to perform the revision services in order to maintain such publications updated within the period of the ***.

e.               Buyer shall bear all expenses related to ***. These expenses shall be borne by Embraer ***.

f.                 Without a previous written authorization from Embraer, FSR shall not participate in test flights or flight demonstrations. In case Buyer obtains such previous authorization, Buyer shall include the FSR in Buyer’s insurance policy. Embraer reserves the right to halt the services mentioned in this item 2.3.2, should any of the following situations occur at Buyer’s base: a) there is a labor dispute or work stoppage in progress; b) war or war like operations, riots or insurrections; c) any conditions which is

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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dangerous to the safety or health of Embraer’s employee; or d) the government of Buyer’s country refuses permission to Embraer’s employee to enter the country.

g.              The Parties further understand and agree that in the event Buyer elects not to take all or any portion of the *** support provided for herein, ***. Any other additional *** support shall depend on mutual agreement between the Parties and shall be charged by Embraer accordingly.

h.              The presence of FSR shall be allowed exclusively in those areas related to the subject matter hereof and Embraer agrees to hold harmless Buyer from and against all and any kind of liabilities in respect of such FSR to the extent permitted by law.

i.                  Buyer agrees to indemnify and hold harmless Embraer and Embraer’s officers, agents, employees and assignees from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged to or recoverable from Embraer and/or Embraer’s officers, agents, employees and assignees by reason of loss or damage to property or by reason of injury or death of any person resulting from or in any way connected with the performance of services by employees, representatives or agents of Embraer for or on behalf of Buyer related to Aircraft delivered by Embraer to Buyer, including, but not limited to, the Services and any other services such as technical operations, maintenance, and training services and assistance performed while on the premises of Embraer or Buyer, while in flight on Buyer-owned Aircraft or while performing such activities, at any place, in conjunction with the Aircraft operations of Buyer, ***.

2.4                                 PRODUCT SUPPORT PACKAGE FOR THE OPTION AIRCRAFT

The product support package for the Option Aircraft shall be limited to ***.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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The quantity of technical publications covering Aircraft operation and maintenance shall be delivered to Buyer in accordance with the following list:

OPERATIONAL SET

Title

1.	Airplane Flight Manual (AFM)(*)
2.	Weight & Balance Manual (WB)(*)
3.	Airplane Operations Manual (AOM)(*)
4.	Quick Reference Handbook (QRH)(*)
5.	Dispatch Deviation Procedures Manual (DDPM)(*)
6.	Supplementary Performance Manual (SPM)(*)
7.	Operational Bulletins Set (OB)
8.	Standard Operating Procedures Manual (SOPM)
9.	Flight Attendant Manual (FAM)

MAINTENANCE SET

10.	Aircraft Maintenance Manual (AMM) (***)
11.	Aircraft Illustrated Parts Catalog (AIPC) (***)
12.	Fault Isolation Manual (FIM) (***)
13.	Nondestructive Testing Manual (NDT) (***) 14.Maintenance Planning Document (MPD)
15.	Wiring Manual (WM) (***)
16.	Structural Repair Manual (SRM) (***)
17.	Service and Information Bulletins Set (SB/IB)
18.	Service Newsletters (SNL)
19.	Parts Information Letter (PIL)
20.	System Schematic Manual (SSM) (***)
21.	Instructions for Ground Fire Extinguishing and Rescue (IGFER)
22.	Airport Planning Manual (APM)
23.	Illustrated Tool & Equipment Manual (ITEM)
24.	Task Card System CD-ROM (TCS) (***)
25.	Ramp Maintenance Manual (RMM) (***)
26.	Power plant Build-up Manual (PPBM) (**)
27.	Corrosion Prevention Manual (CPM) (***)
28.	Component Maintenance Manual (CMM) (**)
29.	Airplane Recovery Manual (ARM)
30.	Maintenance Facility and Equipment Planning (MFEP)
31.	Standard Wiring Practices Manual (SWPM)
32.	Standard Manual (SM)
33.	Consumable Products Catalog (CPC)
34.	Maintenance Review Board Report (MRB)
	(*)	One extra copy on board each Aircraft
	(**)	To be delivered by the suppliers directly to Buyer.

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(***)	***

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT “C” - AIRCRAFT LIMITED WARRANTY CERTIFICATE

1)              Embraer, subject to the conditions and limitations hereby expressed, warrants the Aircraft subject of the Purchase Agreement to which this will be an Attachment, as follows:

a.                    For a period of *** months from the date of delivery to Buyer, the Aircraft will be free from:

•                       Defects in materials, workmanship and manufacturing processes in relation to parts manufactured by Embraer or by its subcontractors holding an Embraer part number;

•                       Defects inherent to the design of the Aircraft and its parts designed or manufactured by Embraer or by its subcontractors holding an Embraer part number.

b.                   For a period of *** months from the date of delivery to Buyer, the Aircraft will be free from:

•                       Defects in operation of vendor (Embraer’s supplier) manufactured parts, not including the Engines, Auxiliary Power Unit (APU) and their accessories (“Vendor Parts”), as well as failures of mentioned parts due to incorrect installation or installation not complying with the instructions issued or approved by their respective manufacturers.

•                       Defects due to non-conformity of Vendor Parts to the technical specification referred to in the Purchase Agreement of the Aircraft.

Once the above-mentioned periods have expired, Embraer will transfer to Buyer the original Warranty issued by the vendors, if it still exists.

2)              Embraer, subject to the conditions and limitations hereby expressed, warrants that:

a.                    All spare parts or ground support equipment, not including Engines, APU and their accessories, which have been manufactured by Embraer or by its subcontractors holding an Embraer part number, which will permit their particular identification and which have been sold by Embraer or its representatives will, for a period of *** months from the date of the invoice, be free from defects of material, workmanship, manufacturing processes and defects inherent to the design of the above mentioned parts or ground support equipment.

b.                   All spare parts or ground support equipment, which have been designed and manufactured by vendors, not including Engines, APU and their related accessories, and stamped with a serial number which will permit their particular identification and which have been sold by Embraer or its representatives will, for a period of *** months from the date of the invoice, be free from malfunction, defect of material and manufacture.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3)              The obligations of Embraer as expressed in this Warranty are limited to, in Embraer’s own judgment, either replacement or repair of defective parts. The defective parts shall be returned to Embraer or its representatives within a period of *** Days after the occurrence of the defect, at Buyer’s own expense (including but not limited to, freight, insurance, customs duties), adequately packed, provided that such components are actually defective and that the defect has occurred within the periods stipulated in this certificate. Should the defective part not be returned to Embraer within such *** Day period, Embraer may have the right, at its sole discretion, to deny the warranty claim.

NOTE:  Notification of any defect claimed under this item 3 must be given to Embraer within *** Days after such defect is found.

Freight, insurance, taxes and other costs incurred by Embraer or its representative for the return of the part to Buyer, as well as the associated costs with the re-installation and adjustments are Buyer’s responsibility.

Parts supplied to Buyer as replacement for defective parts are warranted for the balance of the warranty period still available from the original warranty of the exchanged parts.

4)              Embraer will accept no warranty claims under any of the circumstances listed below, unless Buyer can ***:

a.              When the Aircraft has been used in an attempt to break records, or subjected to experimental flights without Embraer’s prior written consent, or in any other way not in conformity with the flight manual or the airworthiness certificate, or subjected to any manner of use in contravention of the applicable aerial navigation or other regulations and rules, issued or recommended by government authorities of whatever country in which the Aircraft is operated, when accepted and recommended by I.C.A.O.;

b.              When the Aircraft or any of its parts have been altered or modified by Buyer, without prior approval from Embraer or from the manufacturer of the parts through a service bulletin;

c.               Whenever the Aircraft or any of its parts have been involved in an accident, or when parts defective or not complying to manufacturer’s design or specification have been used ***;

d.              Whenever parts have had their identification marks, designation, seal or serial number altered or removed;

e.              In the event of negligence, misuse, or maintenance services done on the Aircraft, or any of its parts not in accordance with the respective maintenance manual;

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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f.                 In cases of deterioration, wear, breakage, damage or any other defect resulting from the use of inadequate packing methods when returning items to Embraer or its representatives.

5)              This Warranty does not apply to defects presented by expendable items, whose service life or maintenance cycle is lower than the warranty period, or to materials or parts subjected to deterioration.

6)              The Warranty hereby expressed is established between Embraer and Buyer, and it cannot be transferred or assigned to others, unless by written consent of Embraer, according to Articles 12 and 14 of the Purchase Agreement.

7)              THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND REMEDIES OF BUYER SET FORTH IN THIS WARRANTY CERTIFICATE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND ANY ASSIGNEE OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMANCE OR DEFECT OR FAILURE OR ANY OTHER REASON IN ANY AIRCRAFT OR OTHER THING DELIVERED UNDER THE PURCHASE AGREEMENT OF WHICH THIS IS AN ATTACHMENT, INCLUDING DATA, DOCUMENT, INFORMATION OR SERVICE, INCLUDING BUT NOT LIMITED TO:

a.               ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

b.              ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

c.               ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OR OTHER RELATED CAUSES OF EMBRAER OR ANY ASSIGNEE OF EMBRAER, WHETHER ACTIVE, PASSIVE OR IMPUTED; AND

d.              ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

8)              No representative or employee of Embraer is authorized to establish any other warranty than the one hereby expressed, nor to assume any additional obligation, relative to the matter, in the name of Embraer and therefore any such statements eventually made by, or in the name of Embraer, shall be void and without effect.

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ATTACHMENT “D” — ESCALATION FORMULA

***.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT “E” - ***

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[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT “F”

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[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT “G” - ***

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[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ATTACHMENT “H” - PERFORMANCE AND WEIGHT GUARANTEE

1.                                      GUARANTEES

Embraer, subject to the conditions and limitations hereby expressed, and considering the Aircraft equipped with Embraer furnished General Electric CF34-10E5 engines, guarantees that each Aircraft on the relevant Actual Delivery Date shall comply with the following performance:

1.1                                 TAKE-OFF

The FAA approved take-off field length at a gross weight at the start of the ground roll of *** lb, on a standard day (ISA), at a sea level altitude, zero wind, no obstacles, dry runway, shall not be more than the guarantee value:

Guarantee:     *** ft

The Aircraft will meet FAA approved minimum climb gradient for one engine inoperative climb, after takeoff at sea level, at a temperature of *** and with takeoff weight not less than the guarantee value:

Guarantee:     *** lb

1.2                                 LANDING

The FAA approved landing field length at a gross weight of *** lb and at a sea level altitude, on a standard day (ISA), no obstacles,  shall not be more than the guarantee value:

Guarantee:     *** ft

1.3                                 CRUISE SPECIFIC AIR RANGE

The nautical miles per Kilogram of fuel at Aircraft gross weights below at the pressure altitudes below in ISA conditions at a true Mach number below shall be:

Weight

Altitude

Mach Number

Guarantee

*** lb	*** ft	***	*** NAM/lb

*** lb	*** ft	***	*** NAM/lb

1.4                                 SPEED

The level flight speed at a gross weight of *** lb, in a standard day (ISA), at an altitude of *** ft and using not more than maximum cruise thrust, shall not be less than the guarantee value:

Nominal:        *** KTAS

Guarantee:     *** KTAS

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.5                                 WEIGHT GUARANTEES

a.                     Maximum Take-Off Weight (MTOW): The Aircraft MTOW shall not be less than *** lb.

b.                    Maximum Landing Weight (MLW): The Aircraft MLW shall not be less than *** lb.

c.                     Maximum Zero Fuel Weight (MZFW): The Aircraft MZFW shall not be less than *** lb.

d.              The Aircraft Equipped Empty Weight (EEW), for Buyer configuration, is guaranteed to be no greater than:

Nominal:       *** lb

Tolerance:    *** lb

Guarantee:    *** lb

EMBRAER 190 LR - E5 Engines - 100 pax	Weight (Kg)	Weight (lb)
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[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.7                                 RANGE GUARANTEE

The Aircraft shall be capable of carrying a fixed payload of *** lb (equal to *** passengers at a weight of *** lb each plus *** lb additional cargo), when operated under the conditions defined hereafter, over a still air distance of not less than:

Guarantee:     *** nautical miles

a)            A fixed Basic Operating Weight (BOW) of *** lb, as defined in item 1.5.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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b)           ISA temperature conditions

c)            The departure airport conditions are such as to allow the required Take-Off Weight to be used without restrictions

d)           The destination airport conditions are such as to allow the required Landing Weight to be used without restrictions

e)            A fixed allowance of *** lb of fuel is considered for engine start up and taxi-out at the departure airport

f)              A fixed allowance of *** lb of fuel is considered for take-off and climb to *** ft above sea level with acceleration to initial climb speed

g)           Climb from *** ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of *** at optimum flight level and descend to *** ft above the destination airport are conducted in ISA conditions. Climb is made at a speed schedule of *** KCAS below *** ft, then *** KCAS or Mach ***, whichever is slower. At the optimum flight level the aircraft accelerates to ***. Descent is made at a speed schedule of *** KCAS

h)           Fixed allowance of *** lb of fuel and *** minutes of time from *** ft above sea level at ISA are considered for approach and landing at the destination airport

i)               A fixed allowance of *** lb of fuel is considered for taxi-in at the destination airport.

j)               Trip fuel is defined as the cumulative fuel used for take-off, climb, cruise, descent, approach and landing as described in Subparagraphs (f), (g) and (h) above. Stage distance is defined as the sum of the distances covered during climb, cruise, descent, approach and landing as described in Subparagraph (g) and (h) above.

k)            At the end of approach and landing at the destination airport a fixed quantity of *** lb of usable fuel remains in the tanks. This represents the cumulative fuel required for FAA reserves for:

•                  *** minutes of continued cruise at cruise altitude at long range cruise speed

•                  diversion to an alternate airport over a still air distance of *** nm.

1.8                                 ***

2.                                      AIRCRAFT CONFIGURATION

2.1                                 The guarantees stated above are based on the Aircraft configuration as defined in the Technical Description PTD-190/195-Rev.3, dated November 2002, plus specific Buyer configuration options as defined at Attachment “A” to the Purchase Agreement, (hereinafter referred to as the “Detail Specification”). If necessary, appropriate adjustment to this

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Aircraft Performance Guarantees shall be made for changes in such Detail Specification (including but not limited to Buyer requests for changes, Proposal of Major Changes or any other changes mutually agreed upon between the Buyer and Embraer) approved in writing by the Buyer and Embraer. Such adjustments shall be accounted for by Embraer in its evidence of compliance with the guarantees.

In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Aircraft Performance Guarantee shall be appropriately modified to reflect any such change.

2.2                                 The performance guarantees of Article 1 of this Attachment shall be adjusted by Embraer for the following in its evidence of compliance with such guarantees:

a.               Changes to the Detail Specification including Major Changes or any other changes mutually agreed upon between the Buyer and Embraer.

b.              The difference between the weight allowances of optional items listed in the Detail Specification and the actual weights.

2.3                                 The performance guarantees of Article 1 of this Attachment do not take into account any Aircraft drag penalty associated to the installation of IFE (LiveTV) equipment, such as antennas, connectors, etc.  In the event that such equipment are installed prior to the Aircraft delivery, appropriate Aircraft drag adjustments shall be accounted for by Embraer in its evidence of compliance with the guarantees.

3.                                      GUARANTEE CONDITIONS

3.1                                 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) unless otherwise specified. Altitudes are pressure altitudes. The FAA regulations referred to in this Attachment are, unless otherwise specified, the Certification Basis regulations specified in the Aircraft Type Certificate Data Sheet.

3.2                                 The takeoff and landing guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, and with automatic anti-skid operative unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing data is based on the use of automatic spoilers.

3.3                                 The cruise specific air range, speed and the climb, cruise and descent portions of the mission guarantees include allowances for normal

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electrical power extraction and normal operation of the air conditioning system. Normal power extraction shall be defined as not less than a 41 kW total electrical and hydraulic loads. Normal operation of the air conditioning system shall be defined as operation in the automatic mode, with the temperature control set to maintain a nominal cabin temperature of 70 °F, and all air conditioning systems operating normally. This operation nominally allows a maximum cabin pressure differential of *** lb per square inch, with a nominal Aircraft cabin ventilation rate of *** cu.ft per min at *** ft including passenger cabin recirculation (nominal recirculation is *** %). The APU is turned off unless otherwise specified.

3.5                                 The cruise specific air range, speed and the climb, cruise, and descent portions of the mission guarantees are based on an Aircraft center of gravity location of ***% of the mean aerodynamic chord.

3.6                                 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.7 lb per U.S. gallon.

4.                                      PARTIES’ OBLIGATIONS ACCORDING TO THIS GUARANTEE

4.1                                 During the Aircraft acceptance to be performed by Buyer in accordance with Article 7 of the Purchase Agreement, Buyer shall check the Aircraft performance specified in Article 1 of this Attachment, ***.

4.2                                 Embraer’s obligations in respect to the guarantees stated in Article 1 of this Attachment are limited to Buyer’s right to ***, should it be reasonably verified that such Aircraft, during the acceptance procedure specified in Article 7 of the Purchase Agreement, cannot comply with the performances guaranteed hereunder, after Embraer has had a reasonable opportunity to cure such deficiencies in accordance with Article 7 of the Purchase Agreement.

4.3                                 In case, during the above mentioned acceptance procedure, it is proven that the Aircraft performance does not comply with the performances specified in Article 1 of this Attachment ***.

4.4                                 Upon acceptance of the Aircraft by Buyer, all obligations of Embraer regarding the Aircraft performance guarantees shall cease.

5.                                      GUARANTEE COMPLIANCE

5.1                                 Compliance with the guarantees of Article 1 of this Attachment shall be based on the conditions specified in that article, the Aircraft configuration contained in Attachment “A” to the Purchase Agreement and the guarantee conditions of Article 3 above.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5.2                                 Compliance with the takeoff and landing performance guarantees shall be based on the FAA approved Airplane Flight Manual for the Aircraft.

5.3                                 Compliance with the cruise specific air range, speed, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on the comparison mentioned in Section 4.1 above.

5.4                                 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with the performance guarantee.

5.5                                 Compliance with the Equipped Empty Weight guarantee shall be based on information in the appropriate approved weight and balance manual, and associated document or report.

6.                                      EXCLUSIVE GUARANTEES

6.1                                 The only performance guarantees applicable to the Aircraft are those set forth in this document. The performance guarantees set forth herein are established between Buyer and Embraer and may not be transferred or assigned to others, unless by previous written consent of Embraer.

6.2                               THE GUARANTEES, OBLIGATIONS AND LIABILITIES OF EMBRAER, AND REMEDIES OF BUYER SET FORTH IN THIS PERFORMANCE GUARANTEE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER RIGHTS, CLAIMS, DAMAGES AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNED OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACHIEVED PERFORMANCE.

6.3                                 The terms and conditions of this performance guarantee do not alter, modify or impair, in any way, the terms and conditions of Attachment “C” (Aircraft Warranty Certificate) to the Purchase Agreement.

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